UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                   ______________________



                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of report (Date of earliest event reported):     May 7, 2003
                                                     ------------

                 PARK ELECTROCHEMICAL CORP.
-----------------------------------------------------------------
    (Exact Name of Registrant as Specified in Charter)


        New York                    1-4415             11-1734643
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(State or Other                   Commission        (IRS Employer
Jurisdiction of                  File Number) Identification No.)
 Incorporation

  5 Dakota Drive, Lake Success, New York                    11042
-----------------------------------------------     -------------
(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code (516) 354-4100


                           N/A
-----------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)





Item 7.   Financial    Statements,   Pro   Forma   Financial
          Information and Exhibits.

          (c)  Exhibits:

               Exhibit
               Number

               99.1 News Release dated May 7, 2003.


Item 12.  Results of Operations and Financial Condition.

           Park Electrochemical Corp. (the "Company") issued a news release on May 7, 2003 reporting its results of operations for its fiscal year 2003 fourth quarter and for its full fiscal year 2003 ended March 2, 2003. The Company is furnishing the news release to the Securities and Exchange Commission pursuant to Item 12 of Form 8-K as Exhibit 99.1 hereto.



























                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           PARK ELECTROCHEMICAL CORP.


Date:  May 7, 2003
                           By: /s/Murray O. Stamer
                           Name: Murray O. Stamer
                           Title: Senior Vice President, Finance































                        EXHIBIT INDEX



Number
Exhibit     Description                            Page

  99.1      News Release dated May 7, 2003          5




























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